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                                                                   EXHIBIT 10.15

                            INDEMNIFICATION AGREEMENT


        This Agreement is made and entered into as of August 26, 1998, between 3CI Complete Compliance Corporation, a Delaware corporation ("3CI") and ___________________ (hereinafter called the "Director").

        WHEREAS, Director is a member of the Board of Directors of 3CI and in that capacity is performing a valuable service for 3CI and

        WHEREAS, the by-laws of the Corporation (the "By-laws") provide for the indemnification of the officers, directors, and employees of 3CI to the maximum extent authorized under law; and

        WHEREAS, the Delaware General Corporation Law (the "State Statute") specifically provides that it is not exclusive, and contemplates that contracts may be entered into between 3CI and the members of its Board of Directors with respect to the indemnification of the directors; and

        SO AS to induce Director to continue to serve as a member of the Board of Directors of 3CI, 3CI has determined and agreed to enter into this Agreement with Director.

        NOW, THEREFORE, in consideration of Director's continued service as a Director after the date of this Agreement, 3CI and Director, each intending to be legally bound, hereby mutually covenant and agree as follows:

         1. Indemnity of Director. 3CI agrees to hold harmless and to indemnify Director, its or her heirs, successors and estate to the full extent authorized or permitted by the provisions of the State Statute, or by any amendment of it or other statutory provisions authorizing or permitting such indemnification which is adopted after the date of this Agreement.

         2.    Additional Indemnity. Without limiting the generality of
            Section 1 herein, and subject only to the exclusions set forth in
            Section 3 herein, 3CI further agrees to hold harmless and indemnify Director, his or her heirs, successors and estate:

              (a) Against any and all expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by Director, his or her heirs, successors and estate in connection with any threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of 3CI) to which Director is, was or at any time become, a party, or is threatened to be made a party, by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of 3CI, or is or was serving or at any time serves at the request of 3CI as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of 3CI, and with

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                  respect to any criminal action or proceeding, had no
                  reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of 3CI, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person's conduct was unlawful; and

              (b) Against any and all expenses actually and reasonably incurred
                  (including attorneys' fees) by Director, his or her heirs, successors and estate in connection with any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that Director is, was or at any time becomes a director, officer, employee or agent of 3CI, or 45 or was serving or at any time serves at the request of 3CI as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of 3CI, except that no indemnification shall be made in respect of any claim, issue or matters to which the Director, his or her heirs, successors and estate shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper; and

              (c) Otherwise to the fullest extent as may be provided to Director by 3CI under the non-exclusivity provisions of the State Statute.

         3. Limitations on Indemnity. No indemnity pursuant to Section 2 herein shall be paid by 3CI:

              (a) In respect of the amount of such losses for which the Director is indemnified either pursuant to Section 1 herein or pursuant to any D & 0 Insurance purchased and maintained by 3CI;

              (b) In respect to remuneration paid to Director if it shall be determined by a final judgment or other final adjudication that such remuneration was in violation of law:

              (c) On account of any suit in which judgment is rendered against,
                  Director for an accounting of profits made from' the purchase or sale by Director of securities of 3CI pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934 and its amendments or similar provisions of any federal, state or local statutory law;

              (d) For any breach of Director's duty of loyalty to 3CI or its stockholders;

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              (e) For acts or omissions of Director not in good faith or which involve intentional misconduct or a knowing violation of law;

              (f) For any transaction from which Director derived improper personal benefit; (g)For any unlawful payment of dividends or unlawful stock purchase or redemption as provided pursuant to the State Statute;

              (h) With respect to any claim, issue or matter as to which
                  Director shall have been adjudged to be liable to Corporation, unless and to the extent that a court of competent jurisdiction deems Director to be entitled to indemnification despite such adjudication of liability; or

              (i) If a final decision by a Court having jurisdiction in the matter shall determine that such indemnification is not lawful.

         4. Continuation of Indemnity. All agreements and obligations of 3CI contained herein shall continue during the period Director is a Director, officer, employee or agent of 3CI (or is or serving at the request of 3CI as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise) and shall continue thereafter so long as Director shall be subject to any possible claim or threatened, pending or complete action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that Director was a director of 3CI or serving in any other capacity referred to herein.

         5. Notification and Defense of Claim. Promptly after receipt by Director of notice of the commencement of any action, Suit or proceeding, Director will, if a claim in respect thereof is to be made against 3CI under this Agreement, notify 3CI of such commencement; but the omission to so notify 3CI will not relieve 3CI from any liability which it may have to Director otherwise than under this Agreement. With respect to any such action, suit or proceeding as to which Director notifies 3CI of its commencement:

              (a) 3CI will be entitled to participate in it at its own expense:

              (b) Except as otherwise provided below, to the extent that it may wish, 3CI jointly with any other indemnifying party similarly notified will be entitled to assume the defense of it, with counsel satisfactory to Director. After notice from 3CI to Director of its election to assume the defense of it, 3CI will no liable to Director under this Agreement for any legal or other expenses subsequently incurred by Director in connection with the defense thereof other than reasonable costs of investigation or as otherwise provided below. Director shall have the right to employ its counsel in such action, suit or proceeding but the fees and expenses of such counsel incurred after notice from 3CI of its assumption of the defense thereof shall be at the expense of Director unless (i) the employment of counsel by Director has been authorized by 3CI; (ii) Director shall have reasonably concluded that there may be a conflict of interest between 3CI and Director in the conduct of the defense of such action; or (iii) 3CI shall not in fact have employed counsel to assume the defense of such

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                  action, in each of which cases the fees and expenses of
                  counsel shall be at the expense of 3CI. 3CI shall not be entitled to assume the defense of any action, suitor proceeding brought by or on behalf of 3CI or as to which Director shall have made the conclusion provided in this
                  Section 5(b)(ii);

              (c) 3CI shall not be liable to indemnify Director under this
                  Agreement for any amounts paid in settlement of any action or claim effected without its written consent.3CI shall not settle action or claim in any manner which would impose any penalty or limitation on Director without Director's written consent. Neither Corporation nor Director will unreasonably withhold their consent to any proposed settlement.

              (d) The indemnification and advancement of expenses provided by, or granted pursuant to, the other subsections of this Agreement shall not be deemed exclusive of any other rights to which the Director, his or her heirs, successors and estate may be entitled under any by-law, agreement, vote of stock holders or disinterested directors or otherwise, both as to an action in the Director's official capacity and as to an action in another capacity while holding such office.

         6. Repayment of Expenses. Director agrees that Director will reimburse 3CI for all reasonable expenses paid by 3CI in defending any civil or criminal action, suit, or proceeding against Director in the event and only to the extent that it shall be ultimately determined that Director is not entitled to be indemnified by 3CI for such expenses under the provisions of the State Statute, the By-laws, this Agreement, or otherwise.

         7. Enforcement.

              (a) 3CI expressly confirms and agrees that it has entered into this Agreement and assumed the obligations imposed on 3CI hereby in order to induce Director to continue as a director of 3CI, and acknowledges that Director is relying on this Agreement in continuing in such capacity.

              (b) In the event Director is required to bring any action to enforce rights or to collect moneys due under this Agreement and is successful in such an action, 3CI shall reimburse Director for all of Director's reasonable fees and expenses in bringing and pursuing such action, including attorneys' fees.

         8. Separability. Each of the provisions of this Agreement is a separate and distinct agreement and independent of the others, so that if any provision shall be held to be invalid or unenforceable for any reason, such invalidity or unenforceability shall not affect the validity or enforceability of the other provisions.

         9. Governing Law, Binding Effect: Amendment and Termination.

              (a) The Agreement shall be interpreted and enforced in accordance with the laws of the state of Delaware.

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              (b) This Agreement shall be binding on Director and 3CI, its successors and assigns, and shall inure to the benefit Director, his or her heirs, personal representatives and assigns and to the benefit 3CI, its successors and assigns.

              (c) No amendment, modification, termination or cancellation of this Agreement shall be effective unless in writing signed by both parties hereto.

         In Witness Whereof, the parties have executed this Agreement on and as of the date first written above.

                                            3CI COMPLETE COMPLIANCE CORPORATION

                                            By:
                                                -------------------------------
                                            Title:
                                                  -----------------------------
                                            Date:
                                                  -----------------------------

                                            Director:

                                            By:
                                                -------------------------------
                                                 (Name)

                                            Date:
                                                  -----------------------------



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